UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2009

Annual Report to Shareholders

DWS U.S. Bond Index Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

39 Financial Statements

43 Financial Highlights

46 Notes to Financial Statements

54 Report of Independent Registered Public Accounting Firm

55 Tax Information

56 Investment Management Agreement Approval

61 Summary of Management Fee Evaluation by Independent Fee Consultant

66 Board Members and Officers

70 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Average Annual Total Returns as of 12/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.65%	5.51%	4.39%	5.72%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.78%	4.53%	3.81%	5.42%
No Sales Charges
Class S	4.86%	5.75%	4.64%	5.98%
Institutional Class	5.05%	5.96%	4.84%	6.19%
Barclays Capital U.S. Aggregate Bond Index+	5.93%	6.04%	4.97%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2009 are 0.72%, 0.50% and 0.43% for Class A, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns shown for Class A and Class S shares prior to their inception on February 17, 2009 are derived from the historical performance of Institutional Class shares of DWS U.S. Bond Index Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Bond Index Fund — Class A [] Barclays Capital U.S. Aggregate Bond Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Net Asset Value and Distribution Information
	Class A	Class S	Institutional Class
Net Asset Value: 12/31/09	$ 10.37	$ 10.38	$ 10.38
2/17/09 (commencement of operations of Class A and Class S)	$ 10.26	$ 10.26	$ —
12/31/08	$ —	$ —	$ 10.30
Distribution Information: Twelve Months as of 12/31/09: Income Dividends	$ .29	$ .31	$ .40
Capital Gain Distributions	$ .03	$ .03	$ .03
December Income Dividend	$ .0233	$ .0267	$ .0284
SEC 30-day Yield as of 12/31/09++	2.43%	2.75%	2.94%
Current Annualized Distribution Rate as of 12/31/09++	2.65%	3.03%	3.22%
++ The SEC yield is net investment income per share earned over the month ended December 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.15%, 2.32% and 2.69% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.37%, 2.60% and 2.97% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Institutional Class 1-Year	523	of	549	96
3-Year	155	of	458	34
5-Year	121	of	395	31
10-Year	46	of	219	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances did not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value durint the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return	Class A	Class S	InstitutionalClass
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,031.90	$ 1,033.90	$ 1,033.90
Expenses Paid per $1,000*	$ 3.12	$ 1.79	$ .77
Hypothetical 5% Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.13	$ 1,023.44	$ 1,024.45
Expenses Paid per $1,000*	$ 3.11	$ 1.79	$ .77
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class S	Institutional Class
DWS U.S. Bond Index Fund	.61%	.35%	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Bond Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Bond Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds, and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund. As of December 31, 2009, NTI and its affiliates had assets under investment management of $627.1 billion.

Portfolio Manager

Louis R. D'Arienzo

Vice President of NTI and Portfolio Manager of the fund.

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS U.S. Bond Index Fund sought to track the performance of its benchmark, the Barclays Capital US Aggregate Bond Index, for the 12-month period ended December 31, 2009.1 The fund produced a total return of 5.05% (Institutional Class) for the annual period, as compared with 5.93% for the benchmark. The fund underperformed the 12.89% average return of the 549 fund classes in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The fund trailed the returns of the Index for the year due in part to transaction costs and sector allocation. These detractors, in turn, were caused by very large growth in the fund's assets during the past year and low inventories in the credit markets, causing the fund to be underweight in the credit sector. The fact that transaction costs came in above historic levels during the period hurt relative performance.

While 2009 began on a fairly positive note, worries over the financial system and the economy soon returned and the bond market remained under pressure. At its March 2009 meeting, the US Federal Reserve Board (the Fed) announced plans to purchase $300 billion in long-term Treasuries and $1.25 trillion of mortgage-backed securities. This announcement spurred a significant rally in the Treasury market that pushed down the yield on the 10-year bond by almost half a percentage point as the price of the bond rose. In late March 2009, the Treasury announced a plan to purchase bad debt from banks, leading to a more positive tone in the market, which continued through the summer, as credit spreads narrowed considerably.3 Throughout the period, the Fed kept the federal funds rate target at 0% to 0.25%. By the end of last year, several government programs designed to ease the credit crunch were allowed to expire as confidence in the functionality of the financial markets was renewed.

On a duration-adjusted basis, the Barclays Capital US Aggregate Bond Index outperformed US Treasury securities for the year.4 The commercial mortgage-backed securities sector was the best fixed-income performer for the period, followed by asset-backed bonds.5

US Treasury Bond Yield Curve (ended 12/31/08 and 12/31/09)

Past performance is no guarantee of future results.

Source: Bloomberg

Over the past 12 months the Treasury yield curve between two and 30 years steepened.6 The yield on the two-year note increased by 37 basis points, while the five-year increased by 113 basis points and the 10-year by 162 basis points. The yield on 30-year bonds increased by 197 basis points.

Outlook and Positioning

Credit spreads tightened dramatically during 2009, due to investors' optimistic view that the economy would recover and that the worst of the financial crisis may be over.7 However, a final tally of the mixed economic data that was announced over the course of the year made market watchers uncertain about the prospects for the economy and markets as 2010 began.

The Barclays Capital US Aggregate Bond Index is an unmanaged, broad-market-weighted index and is comprised of US Treasury and agency securities, as well as mortgage-backed, asset-backed, and investment-grade corporate issues and international (dollar-denominated) bonds, all with maturities greater than one year. As an index fund, the DWS U.S. Bond Index Fund seeks to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index. Thus, it neither evaluates short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

1 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.
2 The Lipper Intermediate Investment Grade Debt Funds Category is comprised of funds that invest primarily in investment-grade corporate debt issues or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
3 Spread refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.
4 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.
5 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.
6 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
7 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

Portfolio Summary

Asset Allocation (As a % of Total Net Assets excluding Securities Lending Collateral)	12/31/09	12/31/08

Government & Agency Obligations	39%	31%
Mortgage-Backed Securities Pass-Throughs	37%	41%
Corporate Bonds	19%	21%
Commercial Mortgage-Backed Securities	3%	4%
Cash Equivalents & Other, net	2%	2%
Asset-Backed	—	1%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

US Government Obligations	77%	73%
AAA*	3%	8%
AA	3%	5%
A	10%	8%
BBB	7%	6%
	100%	100%
* Includes cash equivalents.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	12/31/09	12/31/08

Under 1 year	1%	2%
1-4.99 years	47%	70%
5-9.99 years	37%	17%
10-19.99 years	8%	4%
20 years or greater	7%	7%
	100%	100%

Weighted average effective maturity: 7.0 years and 5.5 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2009

	Principal Amount ($)	Value ($)

Corporate Bonds 19.2%
Consumer Discretionary 1.2%
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	103,743
Comcast Corp.:
5.7%, 5/15/2018	225,000	236,531
5.85%, 11/15/2015	50,000	54,942
6.4%, 5/15/2038	75,000	77,177
6.45%, 3/15/2037	170,000	175,282
6.95%, 8/15/2037	150,000	163,484
Cox Communications, Inc., 7.125%, 10/1/2012	100,000	111,084
DirecTV Holdings LLC:
144A, 5.875%, 10/1/2019	100,000	101,710
6.375%, 6/15/2015	40,000	41,550
Home Depot, Inc., 5.4%, 3/1/2016	300,000	314,058
Lowe's Companies, Inc., 5.0%, 10/15/2015	125,000	135,361
McDonald's Corp.:
Series I, 5.8%, 10/15/2017	175,000	193,405
Series I, 6.3%, 10/15/2037	75,000	81,340
McGraw-Hill Companies, Inc., 5.9%, 11/15/2017 (a)	50,000	50,858
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	116,674
News America, Inc.:
6.4%, 12/15/2035	50,000	51,342
6.65%, 11/15/2037	100,000	105,631
6.9%, 3/1/2019	100,000	112,676
144A, 6.9%, 8/15/2039	50,000	54,544
Nordstrom, Inc., 6.25%, 1/15/2018 (a)	150,000	162,370
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	24,205
Target Corp.:
5.375%, 5/1/2017	200,000	214,628
5.875%, 3/1/2012	100,000	108,352
7.0%, 1/15/2038	75,000	87,506
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	103,876
Time Warner Cable, Inc.:
5.85%, 5/1/2017	450,000	472,803
6.75%, 6/15/2039	225,000	235,644
Time Warner, Inc.:
5.875%, 11/15/2016	50,000	53,975
6.625%, 5/15/2029	10,000	10,427
6.75%, 4/15/2011	150,000	158,925
6.95%, 1/15/2028	30,000	32,282
7.7%, 5/1/2032	25,000	29,358
VF Corp., 6.45%, 11/1/2037	20,000	21,040
Viacom, Inc.:
6.25%, 4/30/2016	25,000	27,247
6.875%, 4/30/2036	100,000	108,131
Walt Disney Co.:
Series B, 5.875%, 12/15/2017 (a)	50,000	54,938
6.2%, 6/20/2014	75,000	83,975
Series B, 6.375%, 3/1/2012	25,000	27,308
Whirlpool Corp., 5.5%, 3/1/2013	100,000	102,973
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	53,692
		4,455,047
Consumer Staples 1.5%
Altria Group, Inc.:
9.25%, 8/6/2019	125,000	152,329
9.7%, 11/10/2018	100,000	123,617
10.2%, 2/6/2039	100,000	133,404
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014 (a)	100,000	103,161
5.5%, 1/15/2018	25,000	25,339
5.95%, 1/15/2033	50,000	48,957
Anheuser-Busch InBev Worldwide, Inc., 144A, 4.125%, 1/15/2015	200,000	203,070
Bottling Group LLC:
5.0%, 11/15/2013	50,000	54,064
5.5%, 4/1/2016	50,000	54,092
Coca-Cola Co.:
4.875%, 3/15/2019 (a)	150,000	156,251
5.75%, 3/15/2011 (a)	25,000	26,504
Coca-Cola Enterprises, Inc.:
6.75%, 9/15/2028	50,000	56,169
7.375%, 3/3/2014	100,000	115,960
8.5%, 2/1/2022	75,000	96,271
ConAgra Foods, Inc.:
7.0%, 4/15/2019	50,000	56,590
7.125%, 10/1/2026	100,000	108,553
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	133,410
CVS Caremark Corp.:
5.75%, 6/1/2017	100,000	105,541
6.25%, 6/1/2027	100,000	101,695
Diageo Capital PLC:
5.125%, 1/30/2012	25,000	26,575
5.75%, 10/23/2017	200,000	215,236
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	100,000	112,182
Estee Lauder Companies, Inc., 6.0%, 5/15/2037	20,000	19,296
Fortune Brands, Inc.:
4.875%, 12/1/2013	50,000	51,072
5.375%, 1/15/2016	100,000	99,535
General Mills, Inc.:
5.2%, 3/17/2015	25,000	26,679
5.65%, 9/10/2012	25,000	27,197
5.7%, 2/15/2017	50,000	54,073
6.0%, 2/15/2012	48,000	51,824
Kellogg Co.:
4.15%, 11/15/2019 (a)	150,000	145,386
5.125%, 12/3/2012	50,000	54,263
Series B, 7.45%, 4/1/2031	50,000	60,621
Kimberly-Clark Corp.:
5.625%, 2/15/2012 (a)	50,000	53,868
6.625%, 8/1/2037	150,000	172,389
Kraft Foods, Inc.:
5.625%, 11/1/2011	50,000	53,103
6.125%, 2/1/2018	250,000	262,886
6.25%, 6/1/2012	40,000	43,109
6.5%, 8/11/2017	100,000	108,506
Kroger Co.:
3.9%, 10/1/2015	100,000	100,546
5.5%, 2/1/2013	75,000	80,096
8.0%, 9/15/2029	50,000	60,083
Mead Johnson Nutrition Co.:
144A, 4.9%, 11/1/2019	50,000	49,574
144A, 5.9%, 11/1/2039	25,000	24,619
Pepsi Bottling Group, Inc., Series B, 7.0%, 3/1/2029 (a)	25,000	29,207
PepsiCo, Inc.:
4.65%, 2/15/2013	100,000	106,817
5.0%, 6/1/2018	100,000	103,823
Philip Morris International, Inc.:
5.65%, 5/16/2018	150,000	157,737
6.375%, 5/16/2038	25,000	27,023
Procter & Gamble Co.:
4.7%, 2/15/2019	200,000	204,737
4.85%, 12/15/2015	150,000	163,446
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	81,763
Safeway, Inc.:
5.0%, 8/15/2019 (a)	100,000	99,167
6.5%, 3/1/2011	80,000	84,555
Sara Lee Corp., 3.875%, 6/15/2013 (a)	100,000	102,246
Sysco Corp., 6.625%, 3/17/2039	50,000	58,368
Wal-Mart Stores, Inc.:
4.25%, 4/15/2013	50,000	53,013
5.25%, 9/1/2035	300,000	294,996
5.875%, 4/5/2027	50,000	52,409
6.2%, 4/15/2038	100,000	110,279
Walgreen Co., 5.25%, 1/15/2019	150,000	159,181
		5,696,462
Energy 1.3%
Alabama Power Co., 5.7%, 2/15/2033 (a)	50,000	50,375
Alberta Energy Co., Ltd.:
7.375%, 11/1/2031	50,000	56,572
7.65%, 9/15/2010	10,000	10,418
Anadarko Petroleum Corp., 5.95%, 9/15/2016	100,000	108,170
Apache Corp., 6.0%, 1/15/2037	100,000	106,405
Buckeye Partners LP, 6.05%, 1/15/2018	50,000	51,797
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	56,406
Canadian Natural Resources Ltd.:
5.45%, 10/1/2012 (a)	25,000	26,749
5.7%, 5/15/2017	100,000	106,840
6.25%, 3/15/2038	25,000	25,873
Conoco Funding Co., 6.35%, 10/15/2011	100,000	108,796
Conoco, Inc., 6.95%, 4/15/2029	150,000	170,032
ConocoPhillips:
5.75%, 2/1/2019	100,000	109,455
6.5%, 2/1/2039	200,000	221,968
DCP Midstream LLC, 8.125%, 8/16/2030	25,000	28,068
Devon Energy Corp., 6.3%, 1/15/2019	50,000	55,673
El Paso Natural Gas Co., 5.95%, 4/15/2017	150,000	154,504
EnCana Corp.:
4.75%, 10/15/2013	50,000	52,528
5.9%, 12/1/2017	150,000	161,320
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	25,930
6.625%, 10/15/2036	25,000	24,950
9.0%, 4/15/2019	125,000	148,997
Enterprise Products Operating LLC:
Series G, 5.6%, 10/15/2014 (a)	50,000	53,241
Series L, 6.3%, 9/15/2017 (a)	150,000	161,478
Series D, 6.875%, 3/1/2033	25,000	26,452
Halliburton Co.:
5.9%, 9/15/2018	75,000	81,690
6.7%, 9/15/2038	75,000	84,716
Hess Corp., 7.125%, 3/15/2033 (a)	25,000	27,988
Kinder Morgan Energy Partners LP:
6.75%, 3/15/2011	60,000	63,452
6.85%, 2/15/2020 (a)	125,000	138,659
6.95%, 1/15/2038	100,000	106,576
7.3%, 8/15/2033	50,000	54,534
7.4%, 3/15/2031	50,000	54,644
Marathon Global Funding Corp., 6.0%, 7/1/2012 (a)	150,000	161,976
Nexen, Inc.:
7.5%, 7/30/2039	150,000	171,967
7.875%, 3/15/2032 (a)	50,000	57,103
ONEOK, Inc., 5.2%, 6/15/2015	50,000	51,445
ONEOK Partners LP:
6.15%, 10/1/2016	75,000	78,811
8.625%, 3/1/2019 (a)	25,000	30,170
Petro-Canada:
5.95%, 5/15/2035	100,000	98,690
6.8%, 5/15/2038	50,000	55,115
Plains All American Pipeline LP:
5.75%, 1/15/2020 (a)	50,000	50,037
6.5%, 5/1/2018	100,000	106,939
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	26,863
Statoil ASA, 5.25%, 4/15/2019 (a)	200,000	211,990
Suncor Energy, Inc., 5.95%, 12/1/2034 (a)	50,000	48,662
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	50,390
6.2%, 10/15/2037	50,000	52,803
6.35%, 5/15/2067	25,000	23,457
6.5%, 8/15/2018	150,000	167,318
Transcontinental Gas Pipe Line Corp.:
Series B, 7.0%, 8/15/2011	50,000	53,773
Series B, 8.875%, 7/15/2012	25,000	28,654
Transocean, Inc.:
6.0%, 3/15/2018	50,000	53,347
6.8%, 3/15/2038	25,000	27,955
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	61,609
Valero Energy Corp.:
6.625%, 6/15/2037	35,000	32,842
6.875%, 4/15/2012	50,000	54,594
7.5%, 4/15/2032	25,000	25,710
Weatherford International Ltd.:
5.5%, 2/15/2016 (a)	50,000	51,191
6.0%, 3/15/2018	200,000	201,393
Williams Companies, Inc., 8.75%, 3/15/2032	50,000	59,834
XTO Energy, Inc.:
5.3%, 6/30/2015	50,000	54,759
6.25%, 4/15/2013	25,000	27,534
6.25%, 8/1/2017	100,000	113,234
		5,005,421
Financials 9.3%
ACE INA Holdings, Inc., 6.7%, 5/15/2036	50,000	56,476
Allstate Corp., 5.35%, 6/1/2033	50,000	46,938
Allstate Life Global Funding Trusts, 5.375%, 4/30/2013	200,000	213,495
American Express Co.:
4.875%, 7/15/2013	75,000	78,254
5.25%, 9/12/2011	250,000	262,150
6.15%, 8/28/2017	175,000	182,893
7.0%, 3/19/2018	100,000	110,127
8.125%, 5/20/2019	175,000	207,386
American International Group, Inc.:
4.25%, 5/15/2013	100,000	92,371
5.05%, 10/1/2015	100,000	83,426
Series G, 5.85%, 1/16/2018	50,000	41,026
Anadarko Finance Co., Series B, 6.75%, 5/1/2011	25,000	26,418
Apache Finance Canada Corp., 7.75%, 12/15/2029	25,000	31,128
Asian Development Bank, 4.5%, 9/4/2012	500,000	533,769
Assurant, Inc., 5.625%, 2/15/2014	25,000	25,633
AvalonBay Communities, Inc., 6.125%, 11/1/2012 (a)	16,000	16,978
AXA SA, 8.6%, 12/15/2030 (a)	50,000	58,103
Bank of America Corp.:
4.75%, 8/1/2015	100,000	100,802
4.9%, 5/1/2013	100,000	103,671
5.125%, 11/15/2014 (a)	200,000	207,358
5.375%, 6/15/2014	130,000	134,645
5.625%, 10/14/2016	100,000	101,395
5.75%, 8/15/2016	100,000	100,653
5.75%, 12/1/2017	425,000	435,208
6.25%, 4/15/2012	150,000	160,698
7.625%, 6/1/2019	100,000	115,685
Bank of America NA:
5.3%, 3/15/2017	250,000	245,022
6.0%, 10/15/2036	100,000	96,633
Bank of New York Mellon Corp.:
4.3%, 5/15/2014 (a)	100,000	105,246
Series G, 4.95%, 11/1/2012	25,000	26,924
5.45%, 5/15/2019	40,000	41,996
5.5%, 12/1/2017	50,000	51,281
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.4%, 6/15/2011 (a)	10,000	10,783
Bank One Corp., 7.625%, 10/15/2026	50,000	56,738
Barclays Bank PLC:
5.45%, 9/12/2012	200,000	216,287
6.75%, 5/22/2019	150,000	167,315
BB&T Capital Trust II, 6.75%, 6/7/2036	25,000	23,844
BB&T Corp., 5.2%, 12/23/2015	150,000	155,793
Bear Stearns Companies LLC:
5.3%, 10/30/2015	150,000	158,649
5.7%, 11/15/2014	100,000	110,033
7.25%, 2/1/2018	285,000	327,138
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013	150,000	159,914
BHP Billiton Finance (USA) Ltd.:
5.4%, 3/29/2017	150,000	160,707
5.5%, 4/1/2014	50,000	54,842
6.5%, 4/1/2019	50,000	57,353
BlackRock, Inc., 3.5%, 12/10/2014	200,000	197,488
Boeing Capital Corp., 6.1%, 3/1/2011	110,000	116,273
Boston Properties LP (REIT):
5.875%, 10/15/2019 (a)	100,000	100,313
6.25%, 1/15/2013 (a)	50,000	53,287
BP Capital Markets PLC, 4.75%, 3/10/2019	150,000	153,379
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	110,721
Bunge Ltd. Finance Corp., 5.35%, 4/15/2014	50,000	51,114
Capital One Financial Corp., 7.375%, 5/23/2014	250,000	283,058
Caterpillar Financial Services Corp.:
Series F, 4.75%, 2/17/2015	50,000	52,486
5.45%, 4/15/2018 (a)	100,000	104,158
6.125%, 2/17/2014	150,000	167,631
Charles Schwab Corp., 4.95%, 6/1/2014	50,000	52,747
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,210
China Development Bank Corp., 5.0%, 10/15/2015	50,000	53,691
Chubb Corp.:
6.0%, 11/15/2011	10,000	10,743
6.0%, 5/11/2037	75,000	77,142
Series 1, 6.5%, 5/15/2038	25,000	27,530
Citigroup, Inc.:
5.125%, 5/5/2014	100,000	99,531
5.25%, 2/27/2012	50,000	51,661
5.3%, 1/7/2016 (a)	100,000	97,306
5.5%, 4/11/2013	450,000	466,544
5.5%, 2/15/2017 (a)	100,000	94,633
5.875%, 2/22/2033	100,000	84,355
6.0%, 8/15/2017	50,000	49,981
6.0%, 10/31/2033	100,000	86,042
6.125%, 11/21/2017	275,000	277,193
6.125%, 5/15/2018	100,000	100,541
6.5%, 1/18/2011	150,000	156,857
6.5%, 8/19/2013	100,000	106,519
6.625%, 6/15/2032	75,000	68,202
8.125%, 7/15/2039	100,000	112,865
8.5%, 5/22/2019	100,000	115,475
Corp. Andina de Fomento:
5.2%, 5/21/2013 (a)	75,000	78,431
6.875%, 3/15/2012 (a)	10,000	10,717
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011	100,000	102,129
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015	150,000	157,067
5.125%, 8/15/2015 (a)	25,000	26,581
5.375%, 3/2/2016 (a)	50,000	52,325
6.125%, 11/15/2011	100,000	107,838
6.5%, 1/15/2012	150,000	163,228
7.125%, 7/15/2032	50,000	58,410
Credit Suisse New York:
5.0%, 5/15/2013	200,000	213,287
6.0%, 2/15/2018	100,000	104,634
Daimler Finance NA LLC, 6.5%, 11/15/2013	75,000	82,218
Deutsche Telekom International Finance BV:
5.75%, 3/23/2016	300,000	318,556
5.875%, 8/20/2013	100,000	108,211
Devon Financing Corp., ULC, 6.875%, 9/30/2011	100,000	108,632
Diageo Finance BV, 5.5%, 4/1/2013	50,000	53,857
Dow Capital BV, 9.2%, 6/1/2010	50,000	51,071
Eksportfinans ASA, 5.0%, 2/14/2012	100,000	106,587
ERP Operating LP, 6.625%, 3/15/2012	125,000	133,475
European Investment Bank:
2.375%, 3/14/2014 (a)	1,200,000	1,180,277
4.25%, 7/15/2013	200,000	212,468
4.625%, 5/15/2014	450,000	482,448
4.875%, 2/15/2036	200,000	190,460
5.125%, 5/30/2017 (a)	50,000	54,745
Fifth Third Bancorp.:
4.5%, 6/1/2018	50,000	40,789
5.45%, 1/15/2017	25,000	22,381
FleetBoston Financial Corp., 6.875%, 1/15/2028	45,000	44,604
General Electric Capital Corp.:
Series A, 3.75%, 11/14/2014 (a)	300,000	299,476
Series A, 4.875%, 3/4/2015 (a)	475,000	493,430
Series A, 5.0%, 1/8/2016 (a)	150,000	151,712
5.45%, 1/15/2013 (a)	450,000	478,388
5.625%, 5/1/2018	500,000	512,370
Series A, 5.875%, 2/15/2012 (a)	200,000	214,275
5.875%, 1/14/2038	150,000	138,882
Series A, 6.15%, 8/7/2037	125,000	118,040
Series A, 6.75%, 3/15/2032	100,000	101,957
Genworth Financial, Inc., 5.75%, 6/15/2014	25,000	23,910
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	26,817
6.625%, 7/15/2011	25,000	26,845
6.75%, 3/15/2032	50,000	53,348
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013 (a)	50,000	50,096
5.95%, 10/15/2036	25,000	20,823
HCP, Inc., (REIT), 6.0%, 1/30/2017	50,000	47,055
HSBC Bank USA NA:
4.625%, 4/1/2014 (a)	50,000	52,195
7.0%, 1/15/2039	50,000	56,012
HSBC Finance Corp.:
4.75%, 7/15/2013 (a)	50,000	52,062
5.0%, 6/30/2015 (a)	50,000	51,650
5.5%, 1/19/2016 (a)	100,000	104,908
6.375%, 10/15/2011	50,000	53,176
6.375%, 11/27/2012	50,000	54,452
7.0%, 5/15/2012	100,000	108,736
HSBC Holdings PLC:
5.25%, 12/12/2012	107,000	113,622
6.5%, 5/2/2036	200,000	209,765
Inter-American Development Bank, 3.875%, 9/17/2019 (a)	500,000	489,380
International Finance Corp.:
4.75%, 4/25/2012 (a)	50,000	53,299
5.125%, 5/2/2011	50,000	52,473
International Lease Finance Corp.:
Series R, 5.55%, 9/5/2012	100,000	83,269
Series R, 5.65%, 6/1/2014 (a)	50,000	37,788
5.875%, 5/1/2013	150,000	119,230
Jefferies Group, Inc., 8.5%, 7/15/2019	100,000	109,313
John Deere Capital Corp.:
4.9%, 9/9/2013	100,000	107,496
7.0%, 3/15/2012	100,000	110,934
JPMorgan Chase & Co.:
4.75%, 5/1/2013	100,000	105,552
5.125%, 9/15/2014	350,000	369,167
6.0%, 1/15/2018	350,000	376,248
6.125%, 6/27/2017	50,000	52,849
6.3%, 4/23/2019	100,000	110,008
6.75%, 2/1/2011	100,000	105,485
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	262,327
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	225,000	200,268
KeyBank NA, 5.45%, 3/3/2016	25,000	22,949
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 6/29/2037	500,000	122,640
3.25%, 3/15/2013	750,000	772,139
3.5%, 3/10/2014	100,000	102,767
4.125%, 10/15/2014	150,000	157,192
4.75%, 5/15/2012	400,000	428,587
7.0%, 3/1/2013	275,000	304,146
Landwirtschaftliche Rentenbank:
3.25%, 3/15/2013 (a)	250,000	256,991
5.125%, 2/1/2017	100,000	107,228
M&T Bank Corp., 5.375%, 5/24/2012	25,000	26,068
Marsh & McLennan Companies, Inc.:
5.375%, 7/15/2014 (a)	50,000	51,136
5.75%, 9/15/2015	50,000	52,163
Mellon Funding Corp., 5.0%, 12/1/2014 (a)	50,000	53,267
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	25,300
Series C, 5.0%, 1/15/2015	125,000	127,128
Series C, 5.45%, 2/5/2013	100,000	105,227
Series C, 6.05%, 8/15/2012	200,000	214,246
6.05%, 5/16/2016	50,000	50,450
6.22%, 9/15/2026	50,000	47,797
Series C, 6.4%, 8/28/2017	50,000	52,619
6.5%, 7/15/2018	50,000	52,259
MetLife, Inc.:
5.0%, 6/15/2015	175,000	184,061
6.125%, 12/1/2011	25,000	26,876
6.4%, 12/15/2036	25,000	21,875
Morgan Stanley:
4.2%, 11/20/2014	100,000	100,070
4.75%, 4/1/2014	500,000	502,873
5.3%, 3/1/2013	100,000	105,400
5.45%, 1/9/2017	100,000	101,072
Series F, 5.55%, 4/27/2017	300,000	301,328
Series F, 5.625%, 9/23/2019	300,000	302,193
Series F, 6.0%, 4/28/2015	150,000	159,783
6.6%, 4/1/2012	100,000	108,799
7.3%, 5/13/2019	125,000	140,366
National City Corp., 4.9%, 1/15/2015	100,000	102,158
National Rural Utilities Cooperative Finance Corp., Series C, 8.0%, 3/1/2032	100,000	119,587
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	26,095
NiSource Finance Corp.:
5.25%, 9/15/2017	75,000	73,768
5.45%, 9/15/2020	75,000	72,728
Nordic Investment Bank, 5.0%, 2/1/2017 (a)	150,000	160,785
Novartis Securities Investment Ltd., 5.125%, 2/10/2019	100,000	105,053
Oesterreichische Kontrollbank AG:
4.5%, 3/9/2015	350,000	365,695
4.75%, 10/16/2012	100,000	106,902
OneBeacon US Holdings, Inc., 5.875%, 5/15/2013	50,000	49,894
Ontario Electricity Financial Corp., 7.45%, 3/31/2013	50,000	57,065
Petrobras International Finance Co., 5.75%, 1/20/2020	250,000	254,322
PNC Funding Corp., 6.7%, 6/10/2019 (a)	100,000	111,898
Principal Life Income Funding Trust, 5.1%, 4/15/2014	25,000	25,435
ProLogis (REIT):
5.5%, 3/1/2013	20,000	19,785
5.75%, 4/1/2016 (a)	25,000	23,481
Protective Life Corp.:
7.375%, 10/15/2019	50,000	50,108
8.45%, 10/15/2039	50,000	48,235
Protective Life Secured Trusts, Series 2004-A, 4.0%, 4/1/2011	25,000	25,417
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014 (a)	100,000	104,264
Series B, 5.75%, 7/15/2033 (a)	25,000	22,773
Series D, 6.625%, 12/1/2037	50,000	51,253
7.375%, 6/15/2019	100,000	112,117
Regions Financial Corp., 6.375%, 5/15/2012	50,000	47,620
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019	200,000	253,118
Royal Bank of Canada, 5.65%, 7/20/2011	50,000	53,385
Royal Bank of Scotland Group PLC, 5.05%, 1/8/2015	100,000	86,746
Shell International Finance BV:
4.3%, 9/22/2019	200,000	197,597
6.375%, 12/15/2038	250,000	281,844
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	49,390
5.25%, 12/1/2016	100,000	97,253
6.125%, 5/30/2018	130,000	132,078
6.35%, 8/28/2012	100,000	106,743
SLM Corp., Series A, 5.0%, 10/1/2013	25,000	22,999
State Street Corp., 4.3%, 5/30/2014	100,000	103,481
Svensk Exportkredit AB, Series D, 4.875%, 9/29/2011	100,000	105,871
Swiss Re Solutions Holding Corp., 6.45%, 3/1/2019 (a)	150,000	149,712
Telecom Italia Capital SA:
5.25%, 10/1/2015	175,000	182,971
6.375%, 11/15/2033	75,000	73,944
Telefonica Emisiones SAU, 6.421%, 6/20/2016	125,000	138,741
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	275,000	288,957
5.15%, 1/15/2014	100,000	105,786
5.35%, 1/15/2016	125,000	129,833
5.625%, 1/15/2017	25,000	25,534
5.95%, 1/18/2018	50,000	52,799
6.0%, 5/1/2014	400,000	437,507
6.125%, 2/15/2033 (a)	50,000	50,212
6.15%, 4/1/2018	150,000	160,575
6.25%, 9/1/2017	200,000	214,483
6.6%, 1/15/2012	100,000	108,714
6.75%, 10/1/2037	400,000	411,155
6.875%, 1/15/2011	50,000	53,021
The International Bank for Reconstruction & Development:
2.0%, 4/2/2012	250,000	252,926
4.75%, 2/15/2035	25,000	24,054
5.0%, 4/1/2016	50,000	54,053
8.625%, 10/15/2016	100,000	127,691
The Travelers Companies, Inc.:
6.25%, 6/15/2037	150,000	158,565
6.75%, 6/20/2036	50,000	55,191
Tyco International Finance SA, 8.5%, 1/15/2019	100,000	120,775
UBS AG Stamford Branch:
Series 10, 5.875%, 7/15/2016 (a)	50,000	50,623
5.875%, 12/20/2017	325,000	334,000
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	167,004
US Bank NA, 6.375%, 8/1/2011	100,000	107,498
Vale Overseas Ltd.:
6.25%, 1/23/2017	100,000	104,312
6.875%, 11/21/2036	150,000	149,874
6.875%, 11/10/2039 (a)	100,000	100,672
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	117,478
7.75%, 6/15/2032	100,000	117,409
Verizon Wireless Capital LLC:
5.55%, 2/1/2014	210,000	227,908
8.5%, 11/15/2018	200,000	248,076
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	76,596
5.0%, 8/15/2015	200,000	204,339
Wachovia Corp.:
4.875%, 2/15/2014	50,000	50,850
5.25%, 8/1/2014	50,000	51,763
Series G, 5.5%, 5/1/2013	325,000	345,258
5.625%, 10/15/2016 (a)	100,000	102,249
5.75%, 6/15/2017 (a)	50,000	51,998
Wells Fargo & Co.:
4.625%, 4/15/2014	100,000	101,981
4.95%, 10/16/2013	50,000	52,333
5.0%, 11/15/2014	50,000	51,356
5.125%, 9/15/2016 (a)	50,000	49,887
5.375%, 2/7/2035	150,000	138,788
5.625%, 12/11/2017	250,000	260,039
Wells Fargo Bank NA:
Series AI, 4.75%, 2/9/2015	250,000	254,923
6.45%, 2/1/2011	75,000	79,204
Wells Fargo Financial, Inc., 5.5%, 8/1/2012 (a)	25,000	26,758
Western Union Co.:
5.93%, 10/1/2016	50,000	53,936
6.2%, 11/17/2036	25,000	24,868
Westpac Banking Corp., 4.875%, 11/19/2019	200,000	197,401
		36,057,892
Health Care 1.0%
Abbott Laboratories:
5.15%, 11/30/2012 (a)	250,000	273,238
6.15%, 11/30/2037	50,000	53,856
Aetna, Inc., 6.625%, 6/15/2036	50,000	51,270
Amgen, Inc.:
4.85%, 11/18/2014	25,000	26,914
5.85%, 6/1/2017	125,000	136,594
AstraZeneca PLC, 5.9%, 9/15/2017 (a)	250,000	277,793
Baxter International, Inc., 4.625%, 3/15/2015	25,000	26,503
Bristol-Myers Squibb Co.:
5.25%, 8/15/2013 (a)	50,000	54,192
5.875%, 11/15/2036	50,000	51,965
Covidien International Finance SA:
6.0%, 10/15/2017	75,000	81,064
6.55%, 10/15/2037	25,000	27,977
Eli Lilly & Co., 5.2%, 3/15/2017	125,000	132,352
Express Scripts, Inc., 7.25%, 6/15/2019	125,000	142,023
Genentech, Inc., 4.75%, 7/15/2015	50,000	53,514
GlaxoSmithKline Capital, Inc.:
4.85%, 5/15/2013	100,000	107,345
5.65%, 5/15/2018	125,000	134,824
6.375%, 5/15/2038	100,000	110,788
Johnson & Johnson:
5.55%, 8/15/2017 (a)	100,000	110,301
6.95%, 9/1/2029 (a)	50,000	60,062
McKesson Corp., 5.7%, 3/1/2017	75,000	78,666
Medco Health Solutions, Inc., 7.125%, 3/15/2018	75,000	84,310
Medtronic, Inc.:
Series B, 4.75%, 9/15/2015	75,000	80,966
6.5%, 3/15/2039	25,000	27,980
Merck & Co., Inc.:
4.75%, 3/1/2015	100,000	107,221
5.0%, 6/30/2019	100,000	103,944
5.3%, 12/1/2013	50,000	54,953
5.85%, 6/30/2039 (a)	25,000	26,309
6.5%, 12/1/2033	25,000	28,082
Pfizer, Inc., 6.2%, 3/15/2019	300,000	333,487
Pharmacia Corp., 6.6%, 12/1/2028	75,000	82,193
Quest Diagnostics, Inc.:
4.75%, 1/30/2020	150,000	146,565
6.95%, 7/1/2037	25,000	27,851
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	26,198
5.0%, 8/15/2014	150,000	155,355
5.375%, 3/15/2016	50,000	51,457
WellPoint Health Networks, Inc., 6.375%, 1/15/2012	100,000	107,706
WellPoint, Inc., 5.85%, 1/15/2036	150,000	141,051
Wyeth:
5.5%, 2/1/2014	150,000	163,421
5.5%, 2/15/2016	50,000	53,743
5.95%, 4/1/2037	150,000	156,417
		3,950,450
Industrials 1.0%
3M Co.:
Series E, 4.375%, 8/15/2013	100,000	107,664
5.7%, 3/15/2037	25,000	26,090
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	75,000	75,412
Boeing Co.:
3.75%, 11/20/2016	100,000	96,671
5.125%, 2/15/2013	150,000	160,328
6.625%, 2/15/2038	50,000	55,533
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	100,000	110,339
Burlington Northern Santa Fe Corp., 5.9%, 7/1/2012	100,000	108,423
Canadian National Railway Co.:
4.4%, 3/15/2013	100,000	104,249
6.375%, 11/15/2037	50,000	55,650
Caterpillar, Inc., 7.3%, 5/1/2031	120,000	143,674
CRH America, Inc., 5.3%, 10/15/2013	100,000	104,218
CSX Corp.:
6.0%, 10/1/2036	100,000	98,808
6.15%, 5/1/2037	50,000	50,659
Danaher Corp., 5.625%, 1/15/2018	50,000	53,441
Deere & Co., 8.1%, 5/15/2030	50,000	63,420
Emerson Electric Co., 5.25%, 10/15/2018	50,000	52,542
Federal Express Corp., 9.65%, 6/15/2012	50,000	57,851
General Dynamics Corp., 5.375%, 8/15/2015	100,000	109,563
General Electric Co.:
5.0%, 2/1/2013	200,000	211,592
5.25%, 12/6/2017	100,000	102,186
Honeywell International, Inc.:
5.3%, 3/15/2017	50,000	52,722
5.3%, 3/1/2018 (a)	50,000	52,737
5.7%, 3/15/2036	50,000	51,304
5.7%, 3/15/2037	50,000	51,113
Lockheed Martin Corp.:
4.25%, 11/15/2019 (a)	150,000	144,789
Series B, 6.15%, 9/1/2036	75,000	79,377
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	24,872
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	92,945
7.25%, 2/15/2031	100,000	116,284
7.8%, 5/15/2027	4,000	4,808
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	53,203
Northrop Grumman Systems Corp.:
7.125%, 2/15/2011	100,000	105,858
7.75%, 2/15/2031	50,000	61,777
Raytheon Co.:
4.4%, 2/15/2020 (a)	100,000	98,495
7.2%, 8/15/2027	75,000	88,111
Tyco International Ltd., 6.875%, 1/15/2021	50,000	56,097
Union Pacific Corp.:
5.75%, 11/15/2017	25,000	26,377
6.65%, 1/15/2011	50,000	52,739
7.0%, 2/1/2016	50,000	55,539
United Parcel Service of America, Inc., 8.375%, 4/1/2020	50,000	63,201
United Technologies Corp.:
4.875%, 5/1/2015 (a)	50,000	53,670
5.375%, 12/15/2017	100,000	106,565
6.1%, 5/15/2012	50,000	54,677
6.35%, 3/1/2011	25,000	26,497
Waste Management, Inc.:
7.0%, 7/15/2028	50,000	53,851
7.1%, 8/1/2026	100,000	108,245
Xerox Corp.:
5.5%, 5/15/2012	50,000	52,841
6.75%, 2/1/2017	200,000	214,554
		3,951,561
Information Technology 0.5%
Cisco Systems, Inc.:
5.5%, 2/22/2016	250,000	274,475
5.5%, 1/15/2040	200,000	191,242
5.9%, 2/15/2039	50,000	50,554
Fiserv, Inc., 6.125%, 11/20/2012	75,000	81,665
Hewlett-Packard Co.:
4.5%, 3/1/2013	50,000	53,008
4.75%, 6/2/2014	100,000	106,786
6.5%, 7/1/2012	50,000	55,238
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	107,434
5.7%, 9/14/2017	150,000	163,996
6.5%, 1/15/2028	125,000	136,171
Microsoft Corp., 5.2%, 6/1/2039	50,000	48,965
Oracle Corp.:
4.95%, 4/15/2013	75,000	80,480
5.0%, 7/8/2019	100,000	103,130
5.25%, 1/15/2016	100,000	107,986
6.125%, 7/8/2039	125,000	131,254
6.5%, 4/15/2038	100,000	109,809
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	103,203
		1,905,396
Materials 0.6%
Alcoa, Inc.:
5.55%, 2/1/2017 (a)	75,000	74,573
5.9%, 2/1/2027	25,000	22,537
5.95%, 2/1/2037	75,000	64,367
6.0%, 1/15/2012 (a)	25,000	26,276
ArcelorMittal:
6.125%, 6/1/2018	100,000	103,184
9.85%, 6/1/2019	75,000	97,005
Barrick Gold Corp., 6.95%, 4/1/2019	125,000	140,743
Dow Chemical Co.:
6.0%, 10/1/2012	100,000	107,571
7.6%, 5/15/2014	250,000	284,473
E.I. du Pont de Nemours & Co.:
3.25%, 1/15/2015	200,000	198,126
6.0%, 7/15/2018	175,000	190,954
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	100,000	109,500
International Paper Co.:
7.5%, 8/15/2021	125,000	140,059
7.95%, 6/15/2018	100,000	115,341
Lafarge SA, 6.5%, 7/15/2016	50,000	53,010
Monsanto Co.:
5.5%, 8/15/2025	25,000	24,866
Series 1, 5.5%, 7/30/2035	50,000	49,056
Newmont Mining Corp.:
5.125%, 10/1/2019	100,000	100,047
5.875%, 4/1/2035	20,000	18,961
Nucor Corp.:
5.85%, 6/1/2018 (a)	25,000	26,940
6.4%, 12/1/2037	50,000	53,684
Potash Corp. of Saskatchewan, Inc., 6.5%, 5/15/2019	100,000	110,755
Praxair, Inc.:
3.95%, 6/1/2013	50,000	52,114
4.5%, 8/15/2019	75,000	75,229
Rio Tinto Alcan, Inc.:
4.5%, 5/15/2013	100,000	102,682
4.875%, 9/15/2012	10,000	10,540
5.2%, 1/15/2014	25,000	26,352
6.125%, 12/15/2033	50,000	50,850
		2,429,795
Telecommunication Services 1.3%
America Movil SAB de CV:
5.75%, 1/15/2015	50,000	52,752
6.125%, 11/15/2037	100,000	100,044
Ameritech Capital Funding Corp., 6.55%, 1/15/2028	100,000	96,594
AT&T, Inc.:
4.85%, 2/15/2014 (a)	100,000	106,329
5.1%, 9/15/2014	25,000	26,892
5.6%, 5/15/2018	200,000	209,592
5.8%, 2/15/2019	450,000	479,682
5.875%, 8/15/2012	150,000	163,756
6.55%, 2/15/2039	300,000	316,099
6.8%, 5/15/2036	50,000	53,250
8.0%, 11/15/2031	20,000	24,410
AT&T Mobility LLC, 6.5%, 12/15/2011	75,000	81,550
BellSouth Corp.:
5.2%, 9/15/2014	100,000	107,099
6.0%, 11/15/2034	100,000	97,583
British Telecommunications PLC:
5.95%, 1/15/2018	50,000	50,818
9.625%, 12/15/2030	70,000	89,195
Embarq Corp.:
7.082%, 6/1/2016	175,000	193,301
7.995%, 6/1/2036	125,000	134,462
France Telecom SA:
5.375%, 7/8/2019	150,000	158,125
7.75%, 3/1/2011	75,000	80,383
8.5%, 3/1/2031	75,000	99,811
Koninklijke (Royal) KPN NV, 8.375%, 10/1/2030	50,000	62,649
Motorola, Inc., 7.5%, 5/15/2025	50,000	47,843
New Cingular Wireless Services, Inc., 7.875%, 3/1/2011	100,000	107,440
Nokia Corp., 5.375%, 5/15/2019	150,000	153,141
Qwest Corp., 8.375%, 5/1/2016	150,000	160,875
Rogers Communications, Inc., 6.8%, 8/15/2018	100,000	111,992
Verizon Communications, Inc.:
5.55%, 2/15/2016	100,000	107,800
6.35%, 4/1/2019	675,000	744,680
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	27,200
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	100,000	103,846
Vodafone Group PLC:
5.0%, 9/15/2015	325,000	340,654
6.15%, 2/27/2037	125,000	130,215
		4,820,062
Utilities 1.5%
Alabama Power Co., 6.125%, 5/15/2038	100,000	106,800
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	103,591
Arizona Public Service Co., 6.5%, 3/1/2012 (a)	75,000	80,616
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	26,195
CenterPoint Energy Houston Electric LLC, Series J2, 5.7%, 3/15/2013 (a)	100,000	106,294
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	150,000	152,715
Series D, 7.88%, 11/1/2017	75,000	88,336
Commonwealth Edison Co.:
5.8%, 3/15/2018	50,000	53,027
Series 106, 6.15%, 9/15/2017	100,000	108,301
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	53,281
6.2%, 6/15/2036 (a)	125,000	132,751
Series 08-B, 6.75%, 4/1/2038	50,000	57,004
Constellation Energy Group, Inc., 4.55%, 6/15/2015	30,000	30,081
Detroit Edison Co., 5.7%, 10/1/2037	50,000	49,371
Dominion Resources, Inc.:
Series C, 5.15%, 7/15/2015	50,000	52,919
Series B, 5.95%, 6/15/2035	50,000	49,732
DTE Energy Co., 7.05%, 6/1/2011	50,000	52,975
Duke Energy Carolinas LLC, 5.3%, 10/1/2015	75,000	81,782
Duke Energy Indiana, Inc.:
5.0%, 9/15/2013	100,000	104,819
6.45%, 4/1/2039	150,000	167,265
Duke Energy Ohio, Inc., 2.1%, 6/15/2013	100,000	98,737
Emerson Electric Co., 4.75%, 10/15/2015	75,000	80,696
Entergy Texas, Inc., 7.125%, 2/1/2019 (a)	100,000	110,841
Exelon Corp., 5.625%, 6/15/2035	25,000	22,607
Exelon Generation Co., LLC, 5.2%, 10/1/2019	125,000	125,056
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	45,677
5.65%, 2/1/2037	50,000	50,407
Florida Power Corp., 5.65%, 6/15/2018	125,000	134,156
Georgia Power Co., 4.25%, 12/1/2019	100,000	96,905
Hydro-Quebec:
Series JL, 6.3%, 5/11/2011	50,000	53,406
Series HY, 8.4%, 1/15/2022	100,000	127,895
KeySpan Corp., 8.0%, 11/15/2030	50,000	57,606
MidAmerican Energy Co., 5.3%, 3/15/2018	100,000	103,053
MidAmerican Energy Holdings Co.:
5.875%, 10/1/2012	25,000	27,227
6.125%, 4/1/2036	175,000	179,234
6.5%, 9/15/2037	100,000	107,538
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	26,308
Northern States Power Co., 6.25%, 6/1/2036	100,000	109,032
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	26,513
Pacific Gas & Electric Co.:
5.4%, 1/15/2040	50,000	47,847
5.625%, 11/30/2017	25,000	26,692
5.8%, 3/1/2037	100,000	101,350
6.05%, 3/1/2034	200,000	208,807
Pepco Holdings, Inc., 6.45%, 8/15/2012	100,000	107,327
PPL Energy Supply LLC, 5.4%, 8/15/2014	100,000	104,792
Progress Energy, Inc.:
6.0%, 12/1/2039	100,000	98,073
6.85%, 4/15/2012	35,000	37,992
7.1%, 3/1/2011	42,000	44,454
7.75%, 3/1/2031	50,000	58,788
PSE&G Power LLC, 5.5%, 12/1/2015	50,000	53,115
Public Service Co. of Colorado, 4.875%, 3/1/2013 (a)	75,000	79,098
Puget Sound Energy, Inc., 5.483%, 6/1/2035	25,000	23,352
SCANA Corp.:
6.25%, 2/1/2012	60,000	63,529
6.875%, 5/15/2011	25,000	26,469
Scottish Power Ltd., 5.375%, 3/15/2015	150,000	159,263
Sempra Energy, 6.0%, 2/1/2013	25,000	26,658
Sierra Pacific Power Co., 5.45%, 9/1/2013	50,000	53,326
Southern California Edison Co.:
6.0%, 1/15/2034	50,000	52,684
6.05%, 3/15/2039 (a)	50,000	53,279
6.65%, 4/1/2029	100,000	109,875
Southern California Gas Co., 5.75%, 11/15/2035 (a)	50,000	51,773
Southern Power Co., Series B, 6.25%, 7/15/2012	25,000	27,226
Southern Union Co., 8.25%, 11/15/2029	50,000	55,830
Southwestern Electric Power Co., Series F, 5.875%, 3/1/2018	150,000	154,209
TransAlta Corp., 4.75%, 1/15/2015	150,000	151,044
Union Electric Co., 6.4%, 6/15/2017	100,000	107,687
United Utilities PLC, 5.375%, 2/1/2019	30,000	29,897
Virginia Electric & Power Co.:
5.4%, 4/30/2018	200,000	209,629
8.875%, 11/15/2038	50,000	70,579
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	52,892
Xcel Energy, Inc., 6.5%, 7/1/2036 (a)	75,000	79,007
		5,767,292
Total Corporate Bonds (Cost $71,383,807)		74,039,378

Mortgage-Backed Securities Pass-Throughs 37.4%
Federal Home Loan Mortgage Corp.:
4.0%, with various maturities from 1/1/2020 until 12/1/2038 (b)	3,064,566	3,009,272
4.416%*, 12/1/2033	74,770	76,788
4.5%, with various maturities from 11/1/2019 until 11/1/2039 (b)	9,248,299	9,330,964
4.538%*, 3/1/2035	20,743	21,418
4.852%*, 9/1/2035	206,065	215,704
4.863%*, 9/1/2035	54,026	56,019
4.865%*, 11/1/2035	87,172	91,525
4.888%*, 12/1/2034	75,426	78,669
5.0%, with various maturities from 12/1/2017 until 6/1/2038 (b)	10,802,138	11,131,574
5.134%*, 6/1/2035	104,721	109,690
5.228%*, 12/1/2035	210,034	218,549
5.262%*, 4/1/2037	230,524	238,769
5.344%*, 3/1/2036	1,373,051	1,447,069
5.385%*, 11/1/2035	133,444	140,419
5.5%, with various maturities from 11/1/2013 until 11/1/2038 (b)	11,945,473	12,565,795
5.513%*, 1/1/2037	68,862	72,420
5.639%*, 5/1/2037	82,646	87,068
5.646%*, 4/1/2036	61,572	64,961
5.687%*, 4/1/2037	155,448	163,183
5.844%*, 4/1/2037	75,928	79,720
5.864%*, 2/1/2038	242,938	255,840
5.881%*, 12/1/2036	70,452	74,524
5.906%*, 2/1/2037	129,717	137,301
6.0%, with various maturities from 9/1/2021 until 7/1/2038 (b)	7,309,999	7,778,150
6.017%*, 9/1/2037	294,695	310,247
6.341%*, 8/1/2036	55,723	58,373
6.5%, with various maturities from 12/1/2014 until 8/1/2036 (b)	2,012,803	2,158,905
7.0%, with various maturities from 12/1/2024 until 12/1/2026	45,197	49,504
7.5%, with various maturities from 5/1/2024 until 6/1/2027	8,454	9,286
Federal National Mortgage Association:
4.0%, with various maturities from 12/1/2020 until 4/1/2039 (b)	5,256,325	5,158,466
4.278%*, 4/1/2034	40,854	42,985
4.336%*, 3/1/2035	166,659	172,062
4.425%*, 3/1/2035	141,577	145,224
4.5%, with various maturities from 2/1/2020 until 11/1/2039 (b)	12,727,706	12,828,041
4.652%*, 4/1/2035	169,433	176,166
4.903%*, 8/1/2036	49,932	52,422
4.931%*, 6/1/2035	176,945	182,428
4.95%*, 8/1/2035	167,433	174,792
4.954%*, 6/1/2035	73,135	75,225
5.0%, with various maturities from 5/1/2019 until 9/1/2039 (b)	16,142,956	16,663,239
5.118%*, 7/1/2035	62,780	65,979
5.161%*, 1/1/2036	140,602	147,254
5.474%*, 1/1/2036	158,043	166,870
5.5%, with various maturities from 8/1/2019 until 12/1/2038 (b)	17,087,446	17,942,650
5.552%*, 10/1/2036	80,057	83,605
5.633%*, 1/1/2037	61,272	64,165
5.721%*, 1/1/2037	64,974	68,205
5.749%*, 3/1/2037	77,218	81,269
5.771%*, 11/1/2036	136,223	142,614
5.852%*, 6/1/2036	299,932	318,411
5.909%*, 9/1/2036	88,589	94,209
6.0%, with various maturities from 12/1/2016 until 4/1/2039 (b)	11,061,423	11,756,432
6.5%, with various maturities from 1/1/2018 until 12/1/2036 (b)	3,397,200	3,646,890
7.0%, with various maturities from 6/1/2012 until 6/1/2038	1,185,206	1,300,071
7.5%, with various maturities from 1/1/2024 until 4/1/2028	23,152	25,442
8.0%, with various maturities from 12/1/2021 until 11/1/2031	43,039	47,760
8.5%, with various maturities from 12/1/2025 until 8/1/2031	15,564	17,479
Government National Mortgage Association:
4.0%, with various maturities from 11/15/2024 until 2/1/2039 (b)	1,297,984	1,279,162
4.5%, with various maturities from 1/1/2039 until 5/15/2039 (b)	4,873,358	4,879,100
5.0%, with various maturities from 10/20/2035 until 9/20/2039 (b)	5,499,301	5,661,504
5.5%, with various maturities from 9/15/2033 until 4/20/2039 (b)	5,203,070	5,471,235
6.0%, with various maturities from 2/15/2029 until 1/20/2039	3,539,872	3,761,094
6.5%, with various maturities from 11/15/2023 until 10/20/2037	1,231,529	1,321,618
7.0%, 1/15/2039	260,603	283,100
7.5%, with various maturities from 8/15/2029 until 6/15/2032	42,885	47,057
8.0%, with various maturities from 7/15/2022 until 3/15/2032	80,198	90,172
8.5%, 11/15/2029	20,887	23,459
9.0%, 1/15/2023	25,382	28,742
Total Mortgage-Backed Securities Pass-Throughs (Cost $142,245,331)		144,518,304

Asset-Backed 0.4%
Automobile Receivables 0.1%
USAA Auto Owner Trust:
"A3", Series 2009-2, 1.54%, 2/18/2014	150,000	149,289
"A4", Series 2009-2, 2.53%, 7/15/2015	100,000	99,429
"A3", Series 2009-1, 3.02%, 6/17/2013	150,000	153,277
"A4", Series 2009-1, 4.77%, 9/15/2014	150,000	159,201
		561,196
Credit Card Receivables 0.2%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	105,652
Citibank Credit Card Issuance Trust:
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	106,389
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	106,447
"A8", Series 2007-A8, 5.65%, 9/20/2019	200,000	216,636
Discover Card Master Trust, "A4", Series 2008-A4, 5.65%, 12/15/2015	100,000	108,715
		643,839
Miscellaneous 0.1%
CenterPoint Energy Transition Bond Co., LLC, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	108,546
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	105,633
		214,179
Total Asset-Backed (Cost $1,366,074)		1,419,214

Commercial Mortgage-Backed Securities 3.0%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	194,727
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	311,075
"A6", Series 2004-4, 4.877%, 7/10/2042	120,000	119,418
"A4", Series 2005-1, 5.142%*, 11/10/2042	310,000	316,644
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	88,185
"A4", Series 2006-4, 5.634%, 7/10/2046	500,000	468,406
Bear Stearns Commercial Mortgage Securities, Inc.:
"A4A", Series 2005-T20, 5.149%*, 10/12/2042	300,000	294,420
"A4", Series 2006-T24, 5.537%, 10/12/2041	300,000	298,297
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.37%*, 4/15/2040	100,000	100,069
Commercial Mortgage Pass-Through Certificates, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	46,297	46,297
Credit Suisse Mortgage Capital Certificates, "A4", Series 2006-C1, 5.548%*, 2/15/2039	380,000	374,317
CS First Boston Mortgage Securities Corp.:
"A5", Series 2003-C3, 3.936%, 5/15/2038	250,000	246,048
"A4", Series 2001-CP4, 6.18%, 12/15/2035	427,563	444,299
First Union National Bank Commercial Mortgage, "A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	157,062
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	347,373
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	203,437
Greenwich Capital Commercial Funding Corp., "A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	203,000
GS Mortgage Securities Corp. II, "A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	96,817
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-C1, 4.302%, 1/15/2038	299,842	298,081
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	206,176
"A4", Series 2005-LDP5, 5.179%*, 12/15/2044	650,000	643,482
"AJ", Series 2006-CB17, 5.489%, 12/12/2043	250,000	140,573
"A4", Series 2006-CB16, 5.552%, 5/12/2045	150,000	142,578
"A4", Series 2006-CB15, 5.814%*, 6/12/2043	250,000	240,585
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	247,720
"A2", Series 2006-C6, 5.262%, 9/15/2039	75,000	76,637
"A3", Series 2006-C7, 5.347%, 11/15/2038	500,000	458,353
"A2", Series 2008-C1, 6.149%*, 4/15/2041	400,000	370,251
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	211,626
"A2", Series 2001-C2, 6.653%, 11/15/2027	525,000	546,215
Merrill Lynch Mortgage Trust:
"A2", Series 2004-BPC1, 4.071%, 10/12/2041	34,276	34,304
"A4", Series 2005-MCP1, 4.747%*, 6/12/2043	200,000	189,227
"A6", Series 2005-CKI1, 5.233%*, 11/12/2037	100,000	98,990
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A4", Series 2006-1, 5.406%*, 2/12/2039	200,000	192,536
Morgan Stanley Capital I:
"A4", Series 2003-IQ6, 4.97%, 12/15/2041	358,000	358,265
"A5", Series 2004-IQ8, 5.11%, 6/15/2040	650,000	633,761
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	246,416
"A4", Series 2007-T27, 5.65%*, 6/11/2042	585,000	564,803
"A4", Series 2006-HQ9, 5.731%, 7/12/2044	500,000	489,792
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	84,028	85,813
"A4", Series 2004-C15, 4.803%, 10/15/2041	500,000	478,469
"A4", Series 2005-C22, 5.265%*, 12/15/2044	500,000	488,091
Total Commercial Mortgage-Backed Securities (Cost $11,579,747)		11,752,635

Government & Agency Obligations 38.5%
Other Government Related (c) 1.4%
European Investment Bank, 1.75%, 9/14/2012	200,000	199,346
General Electric Capital Corp., FDIC Guaranteed, 2.125%, 12/21/2012	1,000,000	1,000,927
JPMorgan Chase & Co., FDIC Guaranteed, 1.65%, 2/23/2011 (a)	2,000,000	2,022,394
Pemex Project Funding Master Trust:
5.75%, 3/1/2018	200,000	202,225
6.625%, 6/15/2035 (a)	50,000	47,608
The Goldman Sachs Group, Inc., FDIC Guaranteed, 1.625%, 7/15/2011	2,000,000	2,017,888
		5,490,388
Sovereign Bonds 1.3%
Federal Republic of Brazil:
6.0%, 1/17/2017	100,000	108,000
7.125%, 1/20/2037 (a)	50,000	57,375
8.875%, 10/14/2019 (a)	100,000	129,000
8.875%, 4/15/2024	100,000	130,000
11.0%, 8/17/2040 (a)	655,000	872,787
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	53,586
Province of Ontario:
4.0%, 10/7/2019 (a)	300,000	287,263
4.375%, 2/15/2013	100,000	106,080
4.5%, 2/3/2015	150,000	158,395
4.95%, 11/28/2016 (a)	25,000	26,793
Province of Quebec:
4.625%, 5/14/2018	50,000	51,117
5.125%, 11/14/2016 (a)	50,000	53,810
Series NN, 7.125%, 2/9/2024	100,000	117,611
Series PD, 7.5%, 9/15/2029	100,000	125,810
Republic of Italy:
4.5%, 1/21/2015	250,000	261,542
5.375%, 6/12/2017	300,000	320,344
5.375%, 6/15/2033	100,000	98,348
6.875%, 9/27/2023	200,000	226,378
Republic of Korea:
4.875%, 9/22/2014	50,000	53,087
5.125%, 12/7/2016	100,000	103,119
Republic of Peru:
6.55%, 3/14/2037	50,000	52,000
7.35%, 7/21/2025	115,000	131,675
8.375%, 5/3/2016	75,000	90,562
Republic of Poland, 6.375%, 7/15/2019	200,000	217,537
Republic of South Africa, 6.875%, 5/27/2019	100,000	112,250
State of Israel, 5.125%, 3/26/2019 (a)	100,000	101,327
United Mexican States:
5.625%, 1/15/2017	470,000	489,975
6.375%, 1/16/2013	350,000	386,750
Series A, 6.75%, 9/27/2034	216,000	227,880
		5,150,401
US Government Sponsored Agencies 7.8%
Federal Home Loan Bank:
1.625%, 7/27/2011 (a)	1,000,000	1,009,561
1.625%, 9/26/2012 (a)	1,000,000	995,972
1.625%, 11/21/2012 (a)	1,500,000	1,489,153
1.75%, 8/22/2012 (a)	1,000,000	1,001,030
3.375%, 2/27/2013	1,000,000	1,041,080
3.875%, 6/14/2013 (a)	1,000,000	1,057,582
4.5%, 11/15/2012 (a)	1,000,000	1,072,919
5.375%, 8/19/2011	1,000,000	1,067,456
Federal Home Loan Mortgage Corp.:
1.625%, 4/26/2011 (a)	1,800,000	1,819,366
2.0%, 9/28/2012 (a)	1,000,000	998,583
2.125%, 9/21/2012 (a)	2,700,000	2,728,717
2.5%, 4/23/2014 (a)	2,200,000	2,198,713
4.5%, 1/15/2013 (a)	500,000	536,958
5.125%, 4/18/2011 (a)	1,000,000	1,055,437
6.25%, 7/15/2032 (a)	300,000	348,312
6.75%, 9/15/2029 (a)	3,000	3,615
Federal National Mortgage Association:
1.375%, 4/28/2011 (a)	5,000,000	5,036,770
1.75%, 3/23/2011 (a)	1,000,000	1,012,220
3.875%, 7/12/2013	1,400,000	1,488,535
4.875%, 5/18/2012	1,300,000	1,402,948
5.125%, 8/19/2024	1,000,000	991,437
6.25%, 5/15/2029 (a)	1,000,000	1,143,548
7.125%, 1/15/2030 (a)	50,000	63,048
7.25%, 5/15/2030 (a)	200,000	255,744
Tennessee Valley Authority, 5.25%, 9/15/2039	500,000	495,428
		30,314,132
US Treasury Obligations 28.0%
US Treasury Bonds:
3.5%, 2/15/2039 (a)	1,950,000	1,597,171
4.25%, 5/15/2039 (a)	3,725,000	3,494,516
4.375%, 2/15/2038 (a)	565,000	542,400
4.5%, 2/15/2036 (a)	50,000	49,250
4.5%, 5/15/2038 (a)	2,450,000	2,399,087
4.5%, 8/15/2039 (a)	1,000,000	977,344
6.0%, 2/15/2026 (a)	385,000	450,390
6.25%, 8/15/2023 (a)	1,200,000	1,433,250
7.25%, 8/15/2022 (a)	415,000	537,620
7.625%, 11/15/2022 (a)	90,000	120,052
7.875%, 2/15/2021 (a)	300,000	403,219
8.0%, 11/15/2021 (a)	565,000	769,371
8.75%, 5/15/2020	300,000	423,188
8.75%, 8/15/2020 (a)	450,000	636,610
US Treasury Notes:
0.875%, 4/30/2011 (a)	5,000,000	5,006,640
1.125%, 6/30/2011 (a)	2,000,000	2,008,124
1.125%, 12/15/2011 (a)	3,000,000	3,001,056
1.125%, 1/15/2012 (a)	4,000,000	3,996,248
1.375%, 2/15/2012 (a)	2,000,000	2,005,782
1.375%, 4/15/2012 (a)	2,000,000	2,001,876
1.5%, 12/31/2013 (a)	1,000,000	973,672
1.75%, 11/15/2011 (a)	1,000,000	1,012,617
1.75%, 3/31/2014 (a)	3,000,000	2,928,750
1.875%, 6/15/2012 (a)	6,750,000	6,823,831
1.875%, 2/28/2014 (a)	4,000,000	3,934,064
2.125%, 11/30/2014 (a)	2,000,000	1,952,660
2.25%, 5/31/2014 (a)	2,500,000	2,483,007
2.375%, 8/31/2014 (a)	3,000,000	2,977,968
2.375%, 9/30/2014 (a)	5,000,000	4,957,800
2.625%, 7/31/2014 (a)	2,250,000	2,261,250
2.625%, 12/31/2014	5,000,000	4,985,550
2.625%, 2/29/2016 (a)	1,750,000	1,702,421
2.75%, 2/28/2013 (a)	500,000	515,156
2.75%, 2/15/2019 (a)	3,000,000	2,761,875
3.0%, 8/31/2016 (a)	2,000,000	1,967,032
3.125%, 9/30/2013 (a)	2,500,000	2,598,242
3.125%, 5/15/2019 (a)	4,125,000	3,906,503
3.375%, 11/15/2019 (a)	2,000,000	1,923,760
3.5%, 2/15/2018 (a)	2,500,000	2,479,492
3.625%, 12/31/2012 (a)	500,000	528,711
3.625%, 8/15/2019 (a)	2,500,000	2,457,812
3.75%, 11/15/2018 (a)	475,000	474,963
3.875%, 9/15/2010 (a)	1,500,000	1,536,387
4.0%, 8/15/2018 (a)	600,000	612,797
4.25%, 1/15/2011 (a)	2,700,000	2,801,250
4.25%, 9/30/2012	400,000	429,250
4.25%, 11/15/2013 (a)	2,950,000	3,186,920
4.5%, 11/15/2010	1,000,000	1,034,805
4.5%, 4/30/2012 (a)	250,000	268,027
4.5%, 11/15/2015 (a)	1,480,000	1,602,679
4.5%, 2/15/2016 (a)	660,000	711,924
4.5%, 5/15/2017 (a)	1,140,000	1,218,642
4.625%, 2/29/2012 (a)	500,000	535,899
4.625%, 2/15/2017 (a)	1,250,000	1,349,707
4.875%, 6/30/2012 (a)	1,500,000	1,626,796
4.875%, 8/15/2016 (a)	2,425,000	2,666,743
		108,042,156
Total Government & Agency Obligations (Cost $148,975,629)		148,997,077

Municipal Bonds and Notes 0.2%
California, State Build America Bonds:
7.3%, 10/1/2039	300,000	284,841
7.55%, 4/1/2039	90,000	88,732
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series A, 6.899%, 12/1/2040	50,000	52,482
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	275,000	230,733
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	25,216
Total Municipal Bonds and Notes (Cost $721,944)		682,004

Preferred Securities 0.1%
Financials
Capital One Capital V, 10.25%, 8/15/2039	100,000	116,250
Goldman Sachs Capital II, 5.793%, 6/1/2012 (d)	50,000	38,750
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016 (d)	100,000	91,015
USB Capital IX, 6.189%, 4/15/2011 (d)	50,000	40,187
Wachovia Capital Trust III, 5.8%, 3/15/2011 (d)	50,000	38,250
XL Capital Ltd., Series E, 6.5%, 4/15/2017 (a) (d)	50,000	37,750
Total Preferred Securities (Cost $383,846)		362,202
	Shares	Value ($)

Securities Lending Collateral 33.5%
Daily Assets Fund Institutional, 0.17% (e) (f) (Cost $129,393,185)	129,393,185	129,393,185

Cash Equivalents 18.1%
Central Cash Management Fund, 0.14% (e) (Cost $70,077,824)	70,077,824	70,077,824
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $576,127,387)+	150.4	581,241,823
Other Assets and Liabilities, Net	(50.4)	(194,836,345)
Net Assets	100.0	386,405,478
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.
+ The cost for federal income tax purposes was $576,086,250. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $5,155,573. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,226,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,071,321.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $125,473,498, which is 32.5% of net assets.
(b) When-issued or delayed delivery security included.
(c) Government-backed debt issued by financial companies or government sponsored enterprises.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (g)
Corporate Bonds	$ —	$ 74,039,378	$ —	$ 74,039,378
Mortgage-Backed Securities Pass-Throughs	—	144,518,304	—	144,518,304
Asset-Backed	—	1,419,214	—	1,419,214
Commercial Mortgage-Backed Securities	—	11,752,635	—	11,752,635
Government & Agency Obligations	—	148,997,077	—	148,997,077
Municipal Bonds and Notes	—	682,004	—	682,004
Preferred Securities	—	362,202	—	362,202
Short-Term Investments (g)	199,471,009	—	—	199,471,009
Total	$ 199,471,009	$ 381,770,814	$ —	$ 581,241,823
(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $376,656,378) — including $125,473,498 of securities loaned	$ 381,770,814
Investment in Central Cash Management Fund (cost $70,077,824)	70,077,824
Investment in Daily Assets Fund Institutional (cost $129,393,185)*	129,393,185
Total investments, at value (cost $576,127,387)	581,241,823
Cash	72,796
Interest receivable	2,827,260
Receivable for Fund shares sold	2,520,659
Due from Advisor	17,015
Other assets	56,010
Total assets	586,735,563
Liabilities
Payable for investments purchased	8,631,696
Payable for investments purchased — when-issued securities	46,907,561
Payable upon return of securities loaned	129,393,185
Payable for Fund shares redeemed	15,019,871
Distributions payable	262,024
Other accrued expenses and payable	115,748
Total liabilities	200,330,085
Net assets, at value	$ 386,405,478
Net Assets Consist of:
Undistributed net investment income	71,592
Net unrealized appreciation (depreciation) on investments	5,114,436
Accumulated net realized gain (loss)	439,811
Paid-in capital	380,779,639
Net assets, at value	$ 386,405,478
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($12,034,509 ÷ 1,160,085 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.37
Maximum offering price per share (100 ÷ 97.25 of $10.37)	$ 10.66
Class S Net Asset Value, offering and redemption price per share ($32,929,037 ÷ 3,173,316 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.38

Institutional Class

Net Asset Value, offering and redemption price per share ($341,441,932 ÷ 32,903,378 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Interest (net of foreign taxes withheld of $458)	$ 10,367,874
Income distributions — affiliated cash management vehicles	120,364
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	222,935
Total Income	10,711,173
Expenses: Management fee	418,419
Administration fee	278,946
Services to shareholders	239,138
Reports to shareholders	75,984
Registration fees	71,076
Distribution service fees	33,150
Custodian fee	16,845
Trustees' fees and expenses	7,297
Legal fees	21,937
Audit and tax fees	64,277
Other	57,328
Total expenses before expense reductions	1,284,397
Expense reductions	(765,713)
Total expenses after expense reductions	518,684
Net investment income (loss)	10,192,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,103,185
Change in net unrealized appreciation (depreciation) on investments	1,819,573
Net gain (loss)	3,922,758
Net increase (decrease) in net assets resulting from operations	$ 14,115,247

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 10,192,489	$ 10,278,093
Net realized gain (loss)	2,103,185	104,664
Change in net unrealized appreciation (depreciation)	1,819,573	(580,124)
Net increase (decrease) in net assets resulting from operations	14,115,247	9,802,633
Distributions to shareholders from: Net investment income: Class A	(404,473)	—
Class S	(802,783)	—
Institutional Class	(8,993,105)	—
Net realized gains: Class A	(83,403)	—
Class S	(104,560)	—
Institutional Class	(1,074,168)	(10,278,422)
Total distributions	(11,462,492)	(10,278,422)
Fund share transactions: Proceeds from shares sold	314,504,321	92,669,768
Reinvestment of distributions	8,216,126	6,356,904
Cost of shares redeemed	(110,397,518)	(141,425,942)
Redemption fees	1,121	769
Net increase (decrease) in net assets from Fund share transactions	212,324,050	(42,398,501)
Increase (decrease) in net assets	214,976,805	(42,874,290)
Net assets at beginning of period	171,428,673	214,302,963
Net assets at end of period (including undistributed net investment income of $71,592 and $79,464, respectively)	$ 386,405,478	$ 171,428,673

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.26
Income (loss) from investment operations: Net investment income[b]	.27
Net realized and unrealized gain (loss)	.16
Total from investment operations	.43
Less distributions from: Net investment income	(.29)
Net realized gains on investment transactions	(.03)
Total distributions	(.32)
Redemption fees	.00***
Net asset value, end of period	$ 10.37
Total Return (%)[c]	4.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12
Ratio of expenses before expense reductions (%)	.79*
Ratio of expenses after expense reductions (%)	.57*
Ratio of net investment income (loss) (%)	3.03*
Portfolio turnover rate (%)	132
[a] For the period from February 17, 2009 (commencement of operations of Class A shares) to December 31, 2009.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.26
Income (loss) from investment operations: Net investment income[b]	.30
Net realized and unrealized gain (loss)	.16
Total from investment operations	.46
Less distributions from: Net investment income	(.31)
Net realized gains on investment transactions	(.03)
Total distributions	(.34)
Redemption fees	.00***
Net asset value, end of period	$ 10.38
Total Return (%)[c]	4.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32
Ratio of expenses before expense reductions (%)	.66*
Ratio of expenses after expense reductions (%)	.34*
Ratio of net investment income (loss) (%)	3.38*
Portfolio turnover rate (%)	132
[a] For the period from February 17, 2009 (commencement of operations of Class S shares) to December 31, 2009.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 10.29	$ 10.09	$ 10.18	$ 10.41
Income (loss) from investment operations: Net investment income[a]	.38	.54	.52	.49	.43
Net realized and unrealized gain (loss)	.13	.01[d]	.20	(.07)	(.20)
Total from investment operations	.51	.55	.72	.42	.23
Less distributions from: Net investment income	(.40)	(.54)	(.52)	(.50)	(.44)
Net realized gains	(.03)	—	—	(.01)	(.02)
Total distributions	(.43)	(.54)	(.52)	(.51)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.38	$ 10.30	$ 10.29	$ 10.09	$ 10.18
Total Return (%)[b]	5.05	5.49	7.34	4.19	2.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	341	171	214	138	120
Ratio of expenses before expense reductions (%)	.42	.43	.40	.55	.57
Ratio of expenses after expense reductions (%)	.15	.15	.15	.16	.15
Ratio of net investment income (loss) (%)	3.72	5.24	5.16	4.94	4.24
Portfolio turnover rate (%)	132	47	35	25[c]	45
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On January 13, 2006, the U.S. Bond Index Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On February 17, 2009, the Fund commenced offering Class A and Class S shares. Class A shares are offered to investors subject to an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices as applicable obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

During the year ended December 31, 2009, the Fund utilized $190,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 470,266
Capital loss carryforwards	$ —
Net unrealized appreciation (depreciation) on investments	$ 5,155,573

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2009	2008
Distributions from ordinary income*	$ 11,462,492	$ 10,278,422
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $475,474,360 and $342,851,218, respectively. Purchases and sales of US Treasury obligations aggregated $84,238,478 and $6,425,405, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2009 through April 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.32%.

Effective for the periods from May 1, 2009 through September 30, 2009 and October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.34% and 0.45%, respectively.

For the period from February 17, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.59%
Class S	.34%

In addition, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.15%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2009, the management fee charged to the Fund was $418,419, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $83,236 of sub-recordkeeping expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $278,946, of which $188,013 was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended December 31, 2009 for Institutional Class and for the period from February 17, 2009 (commencement of operations) through December 31, 2009 for Class A and S shares, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2009
Class A	$ 22,796	$ —	$ 5,065
Class S	13,181	13,181	—
Institutional Class	62,864	62,864	—
	$ 98,841	$ 76,045	$ 5,065

DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to Class A shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from February 17, 2009 (commencement of operations) through December 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2009	Annualized Effective Rate
Class A	$ 33,150	$ 9,753.25%

Underwriting Agreement. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2009 aggregated $815.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by the Advisor included in the Statement of Operations under "reports to shareholders" aggregated $34,367, of which $8,698 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	2,722,633	$ 28,078,684	—	$ —
Class S*	4,710,833	48,197,735	—	—
Institutional Class	23,073,310	238,227,902	9,132,848	92,669,768
		$ 314,504,321		$ 92,669,768
Shares issued to shareholders in reinvestment of distributions
Class A*	46,789	$ 486,623	—	$ —
Class S*	27,723	289,171	—	—
Institutional Class	718,366	7,440,332	624,709	6,356,904
		$ 8,216,126		$ 6,356,904
Shares redeemed
Class A*	(1,609,337)	$ (16,717,713)	—	$ —
Class S*	(1,565,240)	(16,163,792)	—	—
Institutional Class	(7,528,781)	(77,516,013)	(13,952,886)	(141,425,942)
		$ (110,397,518)		$ (141,425,942)
Redemption fees		$ 1,121		$ 769
Net increase (decrease)
Class A*	1,160,085	$ 11,847,613	—	$ —
Class S*	3,173,316	32,323,318	—	—
Institutional Class	16,262,895	168,153,119	(4,195,329)	(42,398,501)
		$ 212,324,050		$ (42,398,501)
* For the period from February 17, 2009 (commencement of operations of Class A and Class S shares) through December 31, 2009.

F. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2009, one shareholder held approximately 18% of the outstanding shares of the Fund.

G. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 20% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, N.A. ("NTI") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DWS and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 Address: One Beacon Street, Boston, MA 02108.
8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class S	Institutional Class
Nasdaq Symbol	BONDX	BONSX	BTUSX
CUSIP Number	23339C 735	23339C 743	23339C 750
Fund Number	648	2048	548

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS U.S. Bond Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS US BOND INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$62,204	$0	$0	$0
2008	$58,875	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010